UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2013

LIBERTY PROPERTY TRUST

LIBERTY PROPERTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Maryland	1-13130	23-7768996
Pennsylvania	1-13132	23-2766549
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Chesterfield Parkway
Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone, including area code: (610) 648-1700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 8.01.             Other Events.

This Item 8.01 includes information contained in a press release issued by the Registrants on February 5, 2013 announcing the Registrants’ financial results for the quarter and year ended December 31, 2012.  The following information shall be considered “filed” for purposes of the Securities Exchange Act of 1934, as amended:

LIBERTY PROPERTY TRUST ANNOUNCES

FOURTH QUARTER AND FULL YEAR RESULTS

Malvern, PA, February 5, 2013 — Liberty Property Trust reported that funds from operations available to common shareholders (diluted) (“FFO”) for the fourth quarter of 2012 was $0.63 per share, compared to $0.63 per share for the fourth quarter of 2011.

For the year ended December 31, 2012, FFO per share was $2.58, and included $5.0 million in termination fees.  This compares to FFO of $2.61 per share for 2011, which included $4.1 million in termination fees.

Net income per common share (diluted) was $0.32 per share for the quarter ended December 31, 2012, compared to $0.30 per share (diluted) for the quarter ended December 31, 2011.  Net income for the full year 2012 was $1.17 per common share, compared with $1.59 per share for 2011.

Portfolio Performance

Leasing: At December 31, 2012, Liberty’s in-service portfolio of 81.3 million square feet was 92.1% occupied, compared to 91.8% at the end of the third quarter. During the quarter, Liberty completed lease transactions totaling 4.9 million square feet of space. Liberty leased 18.5 million square feet in 2012.

Same Store Performance: Property level operating income for same store properties decreased by 0.2% on a cash basis and decreased by 0.3% on a straight line basis for the fourth quarter of 2012 compared to the same quarter in 2011 and decreased by 0.3% on a cash basis and decreased by 0.8% on a straight line basis for the full year 2012 compared to 2011.

Capital Activities and Balance Sheet Management

Property Sales: During the fourth quarter, Liberty sold two operating properties, which contained 257,000 square feet of leasable space for $17.7 million. The properties were 61.9% leased at the time of the sale.

Senior Unsecured Notes: During the fourth quarter, Liberty issued $300 million of 10 ½ year 3.375% Senior Unsecured Notes. The net proceeds were used to repay borrowings under the company’s unsecured credit facility and for general corporate purposes.

Real Estate Investments

Acquisitions: During the quarter, Liberty acquired 22 industrial properties for $176.3 million. The properties total 3.5 million square feet of leasable space, and are 92.5% leased at a current yield of 6.8%.

Development: In the fourth quarter, Liberty brought into service five development properties for a total investment of $44.1 million. The properties contain 290,000 square feet of leasable space and were 77.0% occupied and 97.7% leased as of December 31, 2012. The current yield on these properties is 8.5% and the projected stabilized yield is 10.5%.

Also during the quarter, Liberty began development on one property for a projected investment of $11.6 million. The property is a 181,000 square foot industrial build-to-suit for GAC Industries in Houston, TX.

Subsequent Events

Liberty has announced that it will begin development during the first quarter of 3 Quarry Ridge, a 200,000 square foot office building in Malvern, Pennsylvania. The property is 100% leased to the Vanguard Group and represents an investment of $55 million.

About the Company

Liberty Property Trust (NYSE:LRY) is a leader in commercial real estate, serving customers in the United States and United Kingdom, through the development, acquisition, ownership and management of superior office and industrial properties. Liberty’s 81 million square foot portfolio includes 680 properties which provide office, distribution and light manufacturing facilities to 1,800 tenants.

Additional information about the Company, including Liberty’s Quarterly Supplemental Package with detailed financial information is available in the Investors section of the Company’s web site at www.libertyproperty.com. If you are unable to access the web site, a copy of the supplemental package may be obtained by contacting Liberty by phone at 610-648-1704, or by e-mail to jleonard@libertyproperty.com.

Liberty will host a conference call during which management will discuss fourth quarter results, on Tuesday, February 5, 2013, at 1 p.m. Eastern Time.  To access the conference call, please dial 855-277-7530. The passcode needed for access is

91553147. A replay of the call will be available until March 5, 2013, by dialing 1-855-859-2056 using the same passcode as above. The call can also be accessed via the Internet on the Investors page of Liberty’s web site at www.libertyproperty.com.

The statements contained in this press release may include forward-looking statements within the meaning of the federal securities law.  Although Liberty believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved.  As forward-looking statements, these statements involve risks, uncertainties and other factors that could cause actual results to differ materially from the expected results.  These factors include, without limitation, the uncertainties affecting real estate businesses generally (such as entry into new leases, renewals of leases and dependence on tenants’ business operations), risks relating to our ability to maintain and increase property occupancy and rental rates, the financial condition of tenants, the uncertainties of real estate development and construction activity, the costs and availability of financing, the effects of local economic and market conditions, regulatory changes, potential liability relative to environmental matters and other risks and uncertainties detailed in the company’s filings with the Securities and Exchange Commission.  The company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Liberty Property Trust’s Statement of Operations, Statement of Funds From Operations and Balance Sheet as of and for the quarter and year ended December 31, 2012, each as contained in the above-referenced press release, are attached to this Current Report on Form 8-K as Exhibits 99.1, 99.2 and 99.3, respectively.

Item 9.01.             Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

The exhibits contained in this Current Report on Form 8-K shall be considered “filed” with the Securities and Exchange Commission for purposes of the Securities Exchange Act of 1934, as amended, and shall be incorporated by reference in any registration statement filed by the Registrants under the Securities Act of 1933, as amended.

Exhibit Number	Exhibit Title

99.1	Statement of Operations of Liberty Property Trust for the quarter and year ended December 31, 2012.

99.2	Statement of Funds from Operations of Liberty Property Trust for the quarter and year ended December 31, 2012.

99.3	Balance Sheet of Liberty Property Trust as of December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

	By:	/s/ George J. Alburger, Jr.
	Name:	George J. Alburger, Jr.
	Title:	Chief Financial Officer

LIBERTY PROPERTY
LIMITED PARTNERSHIP

	By:	Liberty Property Trust, its sole
General Partner

	By:	/s/ George J. Alburger, Jr.
	Name:	George J. Alburger, Jr.
	Title:	Chief Financial Officer

Dated: February 5, 2013

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Statement of Operations of Liberty Property Trust for the quarter and year ended December 31, 2012.

99.2	Statement of Funds from Operations of Liberty Property Trust for the quarter and year ended December 31, 2012.

99.3	Balance Sheet of Liberty Property Trust as of December 31, 2012.